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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 15, 2002

                         American Express Master Trust
                           (Issuer in respect of the
      7.85% Class A Accounts Receivable Trust Certificates, Series 1994-3,
  Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-1
      5.90% Class A Accounts Receivable Trust Certificates, Series 1998-1,
  Class A Floating Rate Accounts Receivable Trust Certificates, Series 2001-1 and Class A Floating Rate Accounts Receivable Trust Certificates, Series 2002-1)

       ------------------------------------------------------------------

               American Express Receivables Financing Corporation
                  Co-Originator of the Trust and a Transferor
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    33-47812
                                    33-49106
                                    33-67502
                                    33-81634
                                    333-51045
          Delaware                  000-21424               13-3632012
----------------------------     ---------------        -------------------
(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)           File Numbers)         Identification No.)

  200 Vesey Street, New York, New York                         10005
----------------------------------------                -------------------
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:       (212) 640-2000
---------------------------------------------------     -------------------

                        American Express Centurion Bank
                  Co-Originator of the Trust and a Transferor
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Utah                  000-21424-01              11- 2869526
----------------------------     ---------------        -------------------
(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)           File Numbers)         Identification No.)

6985 Union Park Center, Midvale, Utah                          84047
----------------------------------------                -------------------
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:       (801) 565-5000
---------------------------------------------------     -------------------

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Item 5.  Other Events

         Information concerning the American Express Master Trust is contained in the Monthly Servicer's Certificate dated April 9, 2002 for the Distribution Date occurring on April 15, 2002 and the preceding Due Period from February 27, 2002 through March 28, 2002 and is provided to The Bank of New York, as Trustee, under the Amended and Restated Master Pooling and Servicing Agreement, dated as of May 1, 1998, as amended by the First Amendment to the Amended and Restated Master Pooling and Servicing Agreement, dated as of October 1, 2001 (the "Agreement"), for the American Express Master Trust. Such Monthly Servicer's Certificate is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Information concerning interest distributions made on the Class A Certificates, Series 1996-1, 1998-1, 2001-1 and 2002-1 occurring on April 15, 2002, is contained in the Payment Date Statements provided to the holders of such Class A Certificates. Information concerning interest distributions made on the Class B Certificates, Series' 1994-3, 1996-1, 1998-1, 2001-1 and 2002-1
occurring on April 15, 2002, is contained in the Payment Date Statements provided to the holder of such Class B Certificates. Such Payment Date
Statements are attached hereto as Exhibits 20.1 and 20.2, respectively, and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.       Description
-----------       ------------

Exhibit 20.1 Payment Date Statements relating to interest distributions on the Class A Certificates, Series 1996-1, 1998-1, 2001-1 and 2002-1 occurring on April 15, 2002.

Exhibit 20.2 Payment Date Statements relating to interest distributions on the Class B Certificates, Series' 1994-3, 1996-1, 1998-1, 2001-1 and 2002-1 occurring on April 15, 2002.

Exhibit 99.1 Monthly Servicer's Certificate dated April 9, 2002 for the Distribution Date occurring on April 15, 2002 and the preceding Due Period from February 27, 2002 through March 28, 2002 provided to The Bank of New York, as Trustee, under the Agreement for the American Express Master Trust.


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                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

Dated:   April 15, 2002


                                             AMERICAN EXPRESS MASTER TRUST

                                             AMERICAN EXPRESS RECEIVABLES
                                             FINANCING CORPORATION,
                                             Transferor

                                             By:    /s/ Leslie R. Scharfstein
                                                --------------------------------
                                             Name:  Leslie R. Scharfstein
                                             Title: President



                                             AMERICAN EXPRESS CENTURION BANK,
                                             Transferor

                                             By:    /s/ Daniel L. Follett
                                                --------------------------------
                                             Name:  Daniel L. Follett
                                             Title: Chief Financial Officer


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                                 EXHIBIT INDEX
                                 -------------


Designation       Description                                            Page
-----------       -----------                                            ----

Exhibit 20.1      Payment Date Statements relating to interest             6
                  distributions on the Class A Certificates, Series 1996-1, 1998-1, 2001-1 and 2002-1
                  occurring on November 15, 2001.

Exhibit 20.2      Payment Date Statements relating to interest            14
                  distributions on the Class B Certificates, Series' 1994-3, 1996-1, 1998-1, 2001-1 and
                  2002-1 occurring on April 15, 2002.

Exhibit 99.1      Monthly Servicer's Certificate dated April 9,           24
                  2002 for the Distribution Date occurring on April 15, 2002 and the preceding Due Period from February 27, 2002 through March 28, 2002 provided to The Bank of New York, as Trustee, under the Agreement for the American Express Master Trust.